CONFIRMING STATEMENT
This Statement confirms that the undersigned have authorized and designated Deborah E. Wiley, in her capacity as Manager of E.P. Hamilton Trusts LLC (the "LLC"), to execute and file on the undersigneds' behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigneds' membership in the LLC and the LLC's ownership of or transactions in securities of John Wiley & Sons, Inc. The authority of Deborah E. Wiley under this Statement shall continue until the undersigneds are no longer required to file Forms 3, 4 and 5 with regard to their membership in the LLC and its ownership of or transactions in securities of John Wiley & Sons, Inc., unless earlier revoked in writing. The undersigneds acknowledge that Deborah E. Wiley is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

1.	Name:  Trust u/w/o Edward P. Hamilton f/b/o Deborah E. Wiley
	Address:  111 River Street
Hoboken, NJ  07030
	Designated Filer:  E.P. Hamilton Trusts LLC
	Issuer & Ticker Symbol: John Wiley & Sons, Inc. (JWA; JWB) Date of Event: March 12, 2003

		/s/ Peter Booth Wiley				Date:  	9/16/03

		/s/ Deborah E. Wiley				Date:  	9/17/03

		/s/ Bradford Wiley II				Date:  	9/18/03
Deborah E. Wiley, Peter Booth Wiley and W. Bradford Wiley II, as
trustees of the trusts under Article Sixth of the will of Edward P. Hamilton f/b/o Deborah E. Wiley


2.	Name:  Trust u/w/o Edward P. Hamilton f/b/o Peter Booth Wiley
	Address:  111 River Street
Hoboken, NJ  07030
	Designated Filer:  E.P. Hamilton Trusts LLC
	Issuer & Ticker Symbol: John Wiley & Sons, Inc. (JWA; JWB) Date of Event: March 12, 2003

		/s/ Peter Booth Wiley				Date:  	9/16/03

		/s/ Deborah E. Wiley				Date:  	9/17/03

		/s/ Bradford Wiley II				Date:  	9/18/03
Deborah E. Wiley, Peter Booth Wiley and W. Bradford Wiley II, as
trustees of the trusts under Article Sixth of the will of Edward P. Hamilton f/b/o Peter Booth Wiley


3.	Name:  Trust u/w/o Edward P. Hamilton f/b/o W. Bradford Wiley II
	Address:  111 River Street
Hoboken, NJ  07030
	Designated Filer:  E.P. Hamilton Trusts LLC
	Issuer & Ticker Symbol:  John Wiley & Sons, Inc. (JWA; JWB)
	Date of Event:  March 12, 2003

		/s/ Peter Booth Wiley				Date:  	9/16/03

		/s/ Deborah E. Wiley				Date:  	9/17/03

		/s/ Bradford Wiley II				Date:  	9/18/03
Deborah E. Wiley, Peter Booth Wiley and W. Bradford Wiley II, as
trustees of the trusts under Article Sixth of the will of Edward P. Hamilton f/b/o W. Bradford Wiley II

4.	Name:  Trust u/a/d 6/2/58 between Edward P. Hamilton, grantor, and
Francis Lobdell and William J. Seawright, as trustees f/b/o W.
Bradford Wiley II
	Address:  111 River Street
Hoboken, NJ  07030
	Designated Filer:  E.P. Hamilton Trusts LLC
	Issuer & Ticker Symbol:  John Wiley & Sons, Inc. (JWA; JWB)
	Date of Event:  March 12, 2003

		/s/ Deborah E. Wiley				Date:  	9/17/03
Deborah E. Wiley, as trustee of the Trust u/a dated June 2, 1958 between
Edward P. Hamilton, Grantor, and Francis Lobdell and William J.
Seawright, Trustees, f/b/o W. Bradford Wiley II

5.	Name:  Trust u/a/d 6/2/58 between Edward P. Hamilton, grantor, and
Francis Lobdell and William J. Seawright, as trustees f/b/o
Deborah E. Wiley
	Address:  111 River Street
Hoboken, NJ  07030
	Designated Filer:  E.P. Hamilton Trusts LLC
	Issuer & Ticker Symbol:  John Wiley & Sons, Inc. (JWA; JWB)
	Date of Event:  March 12, 2003

		/s/ Peter Booth Wiley				Date:  	9/16/03
Peter Booth Wiley, as trustee of the Trust u/a dated June 2, 1958 between Edward P. Hamilton, Grantor, and Francis Lobdell and William J.
Seawright, Trustees, f/b/o Deborah E. Wiley



6.	Name:  Trust u/a/d 6/2/58 between Edward P. Hamilton, grantor, and
Francis Lobdell and William J. Seawright, as trustees f/b/o Peter
Booth Wiley
	Address:  111 River Street
Hoboken, NJ  07030
	Designated Filer:  E.P. Hamilton Trusts LLC
	Issuer & Ticker Symbol:  John Wiley & Sons, Inc. (JWA; JWB)
	Date of Event:  March 12, 2003

		/s/ Bradford Wiley II				Date:  	9/18/03
W. Bradford Wiley II, as trustee of the Trust u/a dated June 2, 1958 between Edward P. Hamilton, Grantor, and Francis Lobdell and William J. Seawright, Trustees, f/b/o Peter Booth Wiley